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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 29, 2000



                            FIRST INDIANA CORPORATION
            (Exact name of registrant as specified in its charter)


          Indiana                      0-14354                 35-1692825
  (State or jurisdiction of          (Commission            (I.R.S. Employer
incorporation or organization)       File Number)          Identification No.)


 135 N. Pennsylvania Street, Suite 2800
        Indianapolis, Indiana                                  46204
(Address of principal executive offices)                     (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317) 269-1200


                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On September 29, 2000, The Somerset Group, Inc. "Somerset") merged with and into First Indiana Corporation ("First Indiana"). In connection with the merger, each shareholder of Somerset could elect to receive 1.21 shares of First Indiana common stock or $24.70 in cash, or a combination of each, for each share of Somerset stock owned as of the effective date of the merger. Somerset shareholders who made no election will receive $24.70 in cash for each Somerset share for which no election was made. Based on First Indiana's September 29, 2000 closing price and the number of Somerset shareholders who elected to receive First Indiana common stock, the total value of the merger consideration was approximately $72.7 million.

     Prior to the merger, Somerset owned approximately 22% of the outstanding First Indiana common stock, and First Indiana and Somerset were parties to a multi-year operating agreement under which Somerset provided insurance and non-FDIC-insured investment products and services to the customers of First Indiana Bank and paid the bank a portion of the commissions received by Somerset on such sales. In addition, (1) Robert H. McKinney was the Chairman of both
First  Indiana and  Somerset,  and his daughter,  Marni  McKinney,  was the Vice
Chairman and Chief Executive Officer of both First Indiana and Somerset; (2) Robert H. McKinney, Marni McKinney and Michael L. Smith were directors of both First Indiana and Somerset; and (3) Robert H. McKinney, Marni McKinney and various trusts for the benefit of the McKinney family owned approximately 5.9% of First Indiana's outstanding common stock (not including common stock owned by Somerset) and approximately 42.4% of Somerset's outstanding common stock.

     Pursuant to General Instruction F to Form 8-K, the press release issued October 2, 2000 concerning the merger is incorporated herein by reference and is attached hereto as Exhibit 20.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (a)  FINANCIAL STATEMENTS

            The audited financial statements of Somerset for the year ended December 31, 1999 are incorporated by reference to Somerset's Form 10-K for the year ended December 31, 1999. The unaudited financial statements for the six months ended June 30, 2000 are incorporated by reference to Somerset's Form 10-Q for the quarter ended June 30, 2000.

       (b)  PRO FORMA FINANCIAL INFORMATION

            The pro forma financial statements at and for the year ended December 31, 1999 and the six months ended June 30, 2000 are incorporated by reference to First Indiana's registration statement on Form S-4, file no. 333-39926, as amended.

       (c)  EXHIBITS

              Exhibit No.         Exhibit
              -----------         -------

                  2 Agreement and Plan of Reorganization dated as of April 19, 2000, incorporated by reference to First Indiana's registration statement on Form S-4, file no. 333-39926, as amended

                 20                Press Release dated October 2, 2000

                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FIRST INDIANA CORPORATION


Date: October 4, 2000                        By:     /s/ Owen B. Melton, Jr.
                                                     ------------------------
                                                         Owen B. Melton, Jr.
                                                         President



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NEWS
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[LOGO]

                                  October 2, 2000

                                  Beth Copeland - Media
                                  (317) 269-1395
                                  William J. Brunner - Shareholders & Analysts
                                  (317) 269-1614

                              FOR IMMEDIATE RELEASE


         First Indiana Corporation/The Somerset Group Merger Consummated

    (Indianapolis) -- At the close of business on Friday, September 29, 2000, the merger between First Indiana Corporation and The Somerset Group was consummated. The merger was first announced April 19, 2000, and overwhelmingly approved by shareholders of the two corporations September 26, 2000. No reductions in the number of employees at either company are expected.

     First Indiana Corporation (NASDAQ-FISB) is the holding company for First Indiana Bank. First Indiana is the largest publicly held bank based in
Indianapolis,   with  24  offices  in   Metropolitan   Indianapolis,   Franklin,
Mooresville, Pendleton, Rushville, and Westfield. In addition to its retail banking operations, First Indiana has mortgage and consumer loan service offices throughout Indiana and in Arizona, Florida, Illinois, North Carolina, Oregon, and Ohio; and provides investment advisory and trust fund services through FirstTrust Indiana.

     Information   on  First   Indiana  is   available   on  the   Internet   at
www.firstindiana.com.

     Statements contained in this news release that are not historical facts may constitute forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act
                                     -more-


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First Indiana Corporation/The Somerset Group Merger Consummated
Page 2

of 1934, as amended) which involve significant risks and uncertainties. First Indiana intends such forward-looking statements to be covered in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of invoking these safe-harbor provisions. First Indiana's ability to predict results or the actual effect of future plans or strategies is inherently uncertain, and involves a number of risks and uncertainties. In particular, among the factors that could cause actual results to differ materially are changes in interest rates, loss of deposits and loan demand to other savings and financial institutions, substantial changes in financial markets, changes in real estate values and the real estate market, regulatory changes, or unanticipated results in pending legal proceedings. The fact that there are various risks and uncertainties should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements.

                                      -30-